VegaShares US Equity Autocallable Income ETF (the “Fund”)

(Ticker Symbol VAIE)

Principal U.S. Listing Exchange for the Fund

NYSE Arca, Inc.

A series of the VegaShares ETF Trust (the “Trust”)

Supplement dated June 10, 2026, to the Statement of Additional Information (“SAI”) dated March 30, 2026

Effective June 10, 2026, Grace Liggett concluded her service as member of the Board of Trustees (the “Board”) of the Trust and as a member of the Nominating Committee of the Board and the Audit Committee of the Board. References to Ms. Liggett in the SAI should be disregarded.

Also, effective June 10, 2026, the Board elected Maital Legum as an independent trustee of the Trust and a member of the Nominating Committee of the Board and the Audit Committee of the Board. Accordingly, the following disclosures are added to the SAI under the section entitled “BOARD OF TRUSTEES OF THE TRUST”:

Trustee Qualifications

Maital Legum has over 20 years of business experience in the investment fund management and securities exchange business and is familiar with the regulatory framework and restrictions under which a fund must operate as well as possessing an accounting background. Presently, Ms. Legum is the Head of ETF Solutions at Teucrium (the trade name for an exchange traded fund sponsor and investment adviser). Previously, she was a Director of Exchange Traded Products at the New York Stock Exchange, where she guided issuers from idea formation to go-to-market execution and facilitated the launch of over 3,300 ETFs including mutual fund to ETF conversions, semi-transparent ETFs, and cryptocurrency ETFs. Ms. Legum holds a B.S. in International Business and Logistics, Transportation, and Supply Chain Management and a B.A. in Government and Politics from The University of Maryland, College Park, as well as a Master’s in Accounting from the Sy Syms School of Business at Yeshiva University.

Independent Trustees

Name, Address*, Year of Birth	Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex** Overseen	Other Directorships Held by Trustee During Past Five Years
Maital Legum, 1986	Trustee	June 2026 to present	Head of ETF Solutions at Teucrium (the trade name for an exchange traded fund sponsor and investment adviser) February 2026 to present; Director of Exchange Traded Products at the New York Stock Exchange, July 2011 to February 2026.	3	None

Ownership

As of the date of this supplement, Ms. Legum owned no shares of the Fund, nor any shares of the Fund Complex.

Remuneration of Trustees

Ms. Legum will be compensated in the same fashion as the other Independent Trustees. Each Independent Trustee is paid an annual retainer of $2,500 for his or her services as a Board member to the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. However, Independent Trustee fees are paid by the Adviser to each series of the Trust through the adviser’s unitary management fee, and not by the respective Fund.

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This Supplement provides relevant information for all shareholders and should be retained for future reference. The Fund’s prospectus, summary prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (888) 862-3299.